                        INDEPENDENT AUDITORS' CONSENT

We  consent  to  the  use  in  this  Post-Effective  Amendment  No.  2 to  the
Registration  Statement No.  (333-63162) of Medix Resources,  Inc. on Form S-2
of our report dated March 19,  2002,  appearing  in the  Prospectus,  which is part of this  Registration  Statement.  We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                           Ehrhardt Keefe Steiner & Hottman PC

June 25, 2002
Denver, Colorado